Furmanite Corporation QUARTER ENDED MARCH 31, 2013 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the
Company’s Form 10-K as of December 31, 2012 filed with the Securities and
Exchange Commission. One or more of these factors could affect the Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the
Company assumes no obligation to update any forward-looking statements.

Safe Harbor Statement
Safe Harbor Statement

Furmanite Corporation QUARTER ENDED MARCH 31, 2013 Charles R. Cox, Chairman & CEO 3

2013 Perspective
•
Our First Year Working as a Global Team
•
Nice First Quarter Start to 2013 Revenue and Earnings
•
Three Years of Preparation Behind Us
•
Now Engaging Everyone in Accelerated Growth
•
Expanding Focus to ALL Global Operations
•
Making Our Transformation Permanent
•
World Leading Safety, Responsiveness and Project
Execution

2013 – 2015 Strategic Direction
•
Committed to Substantial Global Growth
•
Market Share Small – Unlimited Potential
•
Mechanical, Inspection and Engineered Solutions
•
Well on Our Way to World Leadership by Year End 2014
•
Expanding Growth Platform and Differentiation
•
Broadening Customer Engagement and Value
•
Staying Focused on Specialty Industrial Services

Furmanite Corporation QUARTER ENDED MARCH 31, 2013 Financial Review Robert S. Muff, Principal Financial Officer 6

Condensed Consolidated Statements of Operations
(Amounts in 000s except percentages and per share amounts)  (Unaudited)

For the Three Months Ended
March 31,
2013
% of
Rev
2012
% of
Rev
Change
Revenues $       89,038
100.0%
$      71,782
100.0%
$      17,256
Operating costs 62,731
70.5%
52,352
72.9%
10,379
Depreciation and amortization expense 2,829
3.2%
2,025
2.8%
804
Selling, general and administrative expense 19,400
21.8%
18,156
25.3%
1,244
Operating income (loss) 4,078
4.5%
(751)
-1.0%
4,829
Interest and other income (expense), net 51 (529) 580
Income (loss) before income taxes 4,129 (1,280) 5,409
Income tax (expense) benefit (1,565) 450 (2,015)
Net income (loss) $        2,564 $       (830) $       3,394
Diluted earnings (loss) per share $          0.07 $      (0.02)
Weighted-average number of common and common equivalent shares used in computing earnings (loss) per common share:
Basic 37,341 37,206
Diluted 37,595 37,206
$         0.09

Business Segment Data
($ in 000s)  (Unaudited)

Americas EMEA APAC
Reconciling
Items ¹ Total
Three months ended March 31, 2013
Revenues from external customers $       60,760 $      20,305 $       7,973 $             – $       89,038
Operating income (loss) $         7,204 $          802 $         635 $    (4,563) $         4,078
Three months ended March 31, 2012
Revenues from external customers $       40,698 $      23,027 $       8,057 $             – $       71,782
Operating income (loss) $         4,355 $     (1,196) $          226 $    (4,136) $         (751)
¹ Reconciling Items represent certain corporate overhead costs, including executive management, strategic planning, treasury, legal, human resources, information technology, accounting and risk management, which are not allocated to reportable segments.

Condensed Consolidated Balance Sheets
($ in 000s)

(Unaudited)
March 31, December 31,
2013 2012
Cash $            24,354 $            33,185
Trade receivables, net 80,594 77,042
Inventories 34,034 31,711
Other current assets 13,034 15,355
Total current assets 152,016 157,293
Property and equipment, net 43,777 42,243
Other assets 34,080 32,092
Total assets $         229,873 $         231,628
Total current liabilities $            46,772 $            50,439
Total long-term debt 41,052 39,609
Other liabilities 21,204 22,501
Total stockholders' equity 120,845 119,079
Total liabilities and stockholders'
equity $        229,873 $        231,628

Condensed Consolidated Statements of Cash Flows
($ in 000s) (Unaudited)

For the Three Months Ended
March 31,
2013 2012
Net income (loss) $        2,564 $       (830)
Depreciation, amortization and other non-cash items 4,003 2,575
Working capital changes (9,909) (2,273)
Net cash used in operating activities (3,342) (528)
Capital expenditures (2,613) (2,040)
Acquisition of businesses (905)    –
Payments on debt (1,449) (32,707)
Proceeds from issuance of debt – 30,000
Other, net 12 (148)
Effect of exchange rate changes on cash (534) 416
Decrease in cash and cash equivalents (8,831) (5,007)
Cash and cash equivalents at beginning of period 33,185 34,524
Cash and cash equivalents at end of period $      24,354 $       29,517

Furmanite Corporation QUARTER ENDED MARCH 31, 2013 Operations Review Joseph E. Milliron, President and Chief Operating Officer 11

As of March 31, 2013

Global Service Network
The
Americas
EMEA
APAC
•
1,070 technicians
•
68% of YTD revenues
•
30 locations
•
353 technicians
•
23% of YTD revenues
•
30 locations
•
131 technicians
•
9% of YTD revenues
•
15 locations

Total Americas EMEA APAC
On-line Services  1
st
Qtr. 2013 $   31,353 $   19,141 $     8,683 $    3,529
On-line Services  1
st
Qtr. 2012 30,145 16,647 9,302 4,196
Variance $    1,208 $    2,494     $     (619)
Business and Geographic Data – On-line Services Revenues
($ in 000’s) (Unaudited)
(667) $

Business and Geographic Data – Off-line Services Revenues
($ in 000’s) (Unaudited)

Total Americas EMEA APAC
Off-line Services  1 Qtr. 2013 $    45,576 $    33,866 $     7,745 $     3,965
Off-line Services  1 Qtr. 2012 28,718 17,070 8,472 3,176
Variance $     16,858       $     16,796     $     (727)
st
st
$       789

Furmanite Corporation Review of 1Q 2013 May 3, 2013 www.furmanite.com 15